PROSPECTUS SUPPLEMENT - January 31, 2001*

American Express Equity Indexed Savings Certificates (August 9, 2000) S-6034

The following information modifies that found in the prospectus on the cover page and at page 2p regarding maximum return and partial participation minimum interest rates:

For American Express Equity Indexed Savings Certificates, effective for initial terms beginning on or after January 31, 2001, your maximum return under both the full market participation option and the partial market participation option will be between 9 and 10 percent, and the minimum interest for the partial participation option is 2.5 percent. The maximum return in effect for initial terms beginning on January 31, 2001, is 9 percent.

These rates may or may not have changed when you apply to purchase your certificate. Rates for terms after your initial term are set at the discretion of American Express Certificate Company and may differ from these rates.



S-6034-11A(1/01) Valid until next prospectus update.
*Destroy April 25, 2001